EXHIBIT 10.18

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (“Amendment”) is made and entered into this 31st day of October, 2006 between CAM Mining LLC (“Employer”) and Chad Hunt (“Employee”).

RECITALS:

A.            Employer and Employee entered into an Employment Agreement dated September 1, 2006 (the “Agreement”).

B.            The parties now desire to amend the Agreement only as it pertains to Employee’s salary.

Now, Therefore, in consideration of the foregoing, Employer and Employee hereby agree as follows:

1.             Effective November 1, 2006, Employee’s salary shall be increased to $130,000 per year.

2.             Except as modified herein, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the date first above written.

CAM MINING LLC

/s/ Nicholas R. Glancy
By: Nicholas R. Glancy, President

“Employer”

/s/ Chad Hunt
Chad Hunt

“Employee”